Leasing Arrangements	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Leasing Arrangements
Note 9 – Leasing Arrangements

The Company has operating leases that cover various operating and administrative facilities and certain operating equipment.  In most cases, the Company expects that these leases will be renewed, or replaced by other operating leases, in the normal course of business.  There are no significant contingent rentals in the Company’s operating leases.  Omnicare, Inc. routinely guarantees many of the lease obligations of its subsidiaries in the normal course of business.

The following is a schedule of future minimum rental payments required under operating leases that have initial or remaining non-cancelable terms in excess of one year as of December 31, 2010 (in thousands):

Year ended
December 31,
2011	$29,975
2012	26,921
2013	23,430
2014	19,991
2015	12,683
Later years	16,454
Total minimum
payments required	$129,454

The Company has approximately $1 million in aggregate minimum rentals scheduled to be received in the future under non-cancelable subleases as of December 31, 2010, which would serve to partially reduce the total minimum payments required as presented in the table above.

Total rent expense under operating leases for the years ended December 31, 2010, 2009 and 2008 were $56.7 million, $61.4 million and $69.8 million, respectively.